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                            MSR EXPLORATION LTD.
                         500 Main Street, Suite 210
                           Fort Worth, Texas 76102

                             INSTRUMENT OF PROXY

        This Proxy for the Combined Annual and Special Meeting of
        Shareholders of the Company to be Held on ________________, 1997 is Solicited on Behalf of Management of the Company

     The Undersigned, being a Shareholder of MSR EXPLORATION LTD., hereby appoints Otto J. Buis, the Chairman of the Board of Directors, President and Chief Executive Officer, or failing him, Howard N. Boals, Vice President-Finance of the Company, or failing him, _________________ as the Undersigned's Proxy, to vote for the Undersigned at the Combined Annual and Special Meeting of Shareholders of the Company, to be held on the ___ day of _______________, 1997 and at any adjournment thereof and to vote the shares of the capital stock of the Company registered in the name of the Undersigned with respect to the matters set forth in Items 1, 2 and 3 as follows:


1. For all nominees listed as follows: Otto J. Buis, Patrick M. Montalban, Steven M. Morris, D. Randall Kent and W. Yandell Rogers, III.

     -----------  FOR ALL THE               -----------  WITHHOLD AUTHORITY
                  NOMINEES                               TO VOTE FOR ALL
                  LISTED ABOVE                           NOMINEES LISTED ABOVE

     INSTRUCTION RELATING TO 1: To withhold authority to vote for any individual nominee, place an "X" on the line next to the nominee's name below:

     Otto J. Buis           Patrick M. Montalban         Steven M. Morris
                 -----                          -----                    -----
     D. Randall Kent        W. Yandell Rogers, III
                    -----                         -----


2.   To approve the following special resolutions:

     "BE IT RESOLVED, as special resolutions that:

          (a) The Company be and is hereby authorized to apply to the Registrar of Corporations for the Province of Alberta and the Secretary of State for the State of Delaware for authorization to continue the Company into the State of Delaware under section 182 of the Alberta Business Corporations Act and section 388 of the Delaware General Corporation Law (the "DGCL") as if the Company had been incorporated under the DGCL pursuant to section 101 of the DGCL and amendments thereto;

          (b) The Certificate of Domestication and Certificate of Incorporation of the Company under the DGCL (collectively, the "Filing Documents") in the form presented at the Special Meeting are hereby approved;

          (c) Subject to the acceptance of the Filing Documents by the Delaware Secretary of State, the Filing Documents and form of Bylaws presented at the Special Meeting are adopted in substitution for the existing organizational documents of the Company; and

          (d) The officers and directors of the Company are hereby authorized and directed to do such things and to execute such documents as may be necessary or desirable in order to effect the Continuance."

                FOR                 AGAINST            ABSTAIN
          -----               -----               -----

3. To transact such other business as may properly be brought before the Special Meeting, or any adjournment thereof, without notice.

The Undersigned hereby revokes any Proxy previously given.

WITNESS my hand this _____ day of ________________, 1997.

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(Name of Shareholder - Please Print)        (Shareholder's Signature)

Address:
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                       NOTES AS TO INSTRUMENT OF PROXY
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1.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON ITEMS 1 AND 2 AS THE
SHAREHOLDER MAY HAVE SPECIFIED BY MARKING AN "X" IN THE SPACES PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. IF THE SHAREHOLDER DOES NOT WANT TO APPOINT THE PERSON NAMED IN THE INSTRUMENT OF PROXY, HE/SHE SHOULD STRIKE OUT SUCH NAME AND INSERT IN THE BLANK SPACE PROVIDED, THE NAME OF THE PERSON HE/SHE WISHES TO ACT AS HIS/HER PROXY. SUCH OTHER PERSON NEED NOT BE A SHAREHOLDER OF THE COMPANY.

3. THE INSTRUMENT OF PROXY WILL NOT BE VALID UNLESS IT IS DATED AND SIGNED BY THE SHAREHOLDER OR BY HIS ATTORNEY DULY AUTHORIZED BY HIM IN WRITING, OR, IN THE CASE OF A CORPORATION, IS EXECUTED UNDER ITS CORPORATE SEAL OR BY AN OFFICER OR OFFICIALS OR ATTORNEY FOR THE COMPANY DULY AUTHORIZED. IF UNDATED, THIS PROXY SHALL BE CONSIDERED TO BEAR THE DATE ON WHICH IT WAS MAILED TO SHAREHOLDERS.

4. THE INSTRUMENT OF PROXY TO BE EFFECTIVE MUST BE RETURNED TO THE COMPANY AT 500 MAIN STREET, SUITE 210, FORT WORTH, TEXAS, 76102 SO THAT IT CAN BE DEPOSITED WITH THE REGISTRAR AND TRANSFER AGENT, CHASEMELLON SHAREHOLDER SERVICES L.L.C., 2323 BRYAN STREET, DALLAS, TEXAS 75201, AT LEAST 48 HOURS BEFORE THE TIME OF THE SPECIAL MEETING OR ADJOURNMENT THEREOF.

5.  THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE COMPANY.

6.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM
VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR. IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT
TO ANY MATTER TO BE ACTED ON, THE SHARES WILL BE VOTED ACCORDINGLY. IF THE SHAREHOLDER FAILS TO SPECIFY THE CHOICE WITH RESPECT TO THE MATTER TO BE
ACTED UPON, THE SHARES SHALL BE VOTED IN FAVOR OR FOR THE RESOLUTION. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED HEREIN WITH
RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE
OF THE COMBINED ANNUAL AND SPECIAL MEETING AND WITH RESPECT TO SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE COMBINED ANNUAL AND SPECIAL MEETING. AS OF ____________, 1997, THE TIME OF PRINTING THE PROXY STATEMENT/PROSPECTUS, MANAGEMENT OF THE COMPANY KNOWS OF NO SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO COME BEFORE THE COMBINED ANNUAL AND SPECIAL MEETING OTHER THAN THE MATTERS REFERRED TO IN THE NOTICE OF THE COMBINED ANNUAL AND SPECIAL MEETING.

THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF COMBINED ANNUAL AND SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS.